Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions
11.	Related Party Transactions

a)

The Partnership has entered into an omnibus agreement with Teekay Corporation, Teekay LNG Partners L.P., the general partner and others governing, among other things, when the Partnership, Teekay Corporation and Teekay LNG Partners L.P. may compete with each other and certain rights of first offering on liquefied natural gas carriers, oil tankers, shuttle tankers, FSO units and FPSO units.

b)

On October 1, 2012, the Partnership acquired from Teekay Corporation the VOC equipment on board the Amundsen Spirit, the Nansen Spirit, the Peary Spirit and the Scott Spirit for $12.8 million. On December 31, 2012, the Partnership recognized this liability in due to affiliates. The purchase price was financed with cash. The excess of $2.8 million of the purchase price over the net carrying value of the equipment is accounted for as an equity distribution to Teekay Corporation.

c)

In June 2011, the Partnership entered into a long-term contract with a subsidiary of BG Group plc (or BG) to provide shuttle tanker services in Brazil. The contract with BG is serviced with four newbuilding shuttle tankers (or the BG Shuttle Tankers) under ten-year time charter contracts. The Partnership took delivery of the four BG Shuttle Tankers in the second half of 2013. The Partnership received shipbuilding and site supervision services from certain subsidiaries of Teekay Corporation relating to the BG Shuttle Tankers. These costs were capitalized and are included in vessels and equipment. Total shipbuilding and site supervision costs paid to Teekay Corporation subsidiaries for this project amounted to $14.2 million.

d)

In May 2013, the Partnership entered into a ten-year charter contract, plus extension options, with Salamander Energy plc (or Salamander) to supply a FSO unit in Asia. The Partnership converted its 1993-built shuttle tanker, the Navion Clipper, into an FSO unit, which commenced its charter contract with Salamander in August 2014. The Partnership received project management and execution services from certain subsidiaries of Teekay Corporation relating to the FSO conversion. These costs were capitalized and are included in vessels and equipment. Project management and execution costs paid to Teekay Corporation subsidiaries amounted to $3.3 million as of December 31 2014.

e)

In May 2013, the Partnership entered into an agreement with Statoil, on behalf of the field license partners, to provide an FSO unit for the Gina Krog oil and gas field located in the North Sea. The contract will be serviced by a new FSO unit that will be converted from the Randgrid shuttle tanker, which the Partnership currently owns through a 67% owned subsidiary and which the Partnership intends to acquire full ownership prior to its conversion. The Partnership received project management and engineering services from certain subsidiaries of Teekay Corporation relating to this FSO unit conversion. These costs are capitalized and included as part of advances on newbuilding contracts and will be reclassified to vessels and equipment upon completion of the conversion in early-2017. Project management and engineering costs paid to Teekay Corporation subsidiaries amounted to $2.2 million as of December 31, 2014.

f)

On May 2, 2013, the Partnership acquired from Teekay Corporation its 100% interest in Voyageur LLC, which owns the Voyageur Spirit FPSO unit, which operates on the Huntington Field in the North Sea under a five-year contract, plus up to 10 one-year extension options, with E.ON, for an original purchase price of $540.0 million. Due to a defect encountered in one of its two gas compressors, the FPSO unit was unable to achieve final acceptance by E.ON within the allowable timeframe, resulting in the FPSO unit being declared off-hire by the charterer retroactive to April 13, 2013.

On September 30, 2013, the Partnership entered into an interim agreement with E.ON whereby the Partnership was compensated for production beginning August 27, 2013 until the receipt of final acceptance by E.ON. Until receipt of final acceptance, Teekay Corporation agreed to indemnify the Partnership for certain production shortfalls and unreimbursed vessel operating expenses. For the period from April 13, 2013 to December 31, 2013, Teekay Corporation indemnified the Partnership a total of $34.9 million for production shortfalls and unreimbursed repair costs. During 2014, Teekay Corporation indemnified the Partnership for $3.5 million for production shortfalls and unrecovered repair costs to address the compressor issues, and paid a further $2.7 million in late-2014 relating to a final settlement of pre-acquisition capital expenditures for the Voyageur Spirit FPSO unit. On April 4, 2014, the Partnership received the certificate of final acceptance from the charterer, which declared the unit on-hire retroactive to February 22, 2014.

Amounts paid as indemnification from Teekay Corporation to the Partnership were effectively treated as a reduction in the purchase price paid by the Partnership for the FPSO unit. The original purchase price of $540.0 million has effectively been reduced to $503.1 million ($273.1 million net of assumed debt of $230.0 million) to reflect total indemnification payments from Teekay Corporation of $41.1 million, partially offset by the excess value of $4.3 million relating to the 1.4 million common units issued as part of the purchase price to Teekay Corporation on the date of closing of the transaction in May 2013 compared to the value of the common units at the date Teekay Corporation offered to sell the FPSO unit to the Partnership. The excess of the purchase price (net of assumed debt) over the book value of the net assets of $201.8 million has been accounted for as an equity distribution to Teekay Corporation of $71.4 million.

g)

On June 10, 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Odebrecht Oil & Gas S.A (or Odebrecht), which owns the Cidade de Itajai (or Itajai ) FPSO unit, for a purchase price of $53.8 million, which was paid in cash. The Partnership’s investment in the Itajai FPSO unit is accounted for using the equity method. The Itajai FPSO unit achieved first oil in February 2013, at which time the unit commenced operations under a nine-year, fixed-rate time-charter contract with Petroleo Brasileiro SA (Petrobras), with six additional one-year extension options exercisable by Petrobras. The excess of the purchase price over Teekay Corporation’s carrying value of its 50% interest in the Itajai FPSO has been accounted for as an equity distribution to Teekay Corporation of $6.6 million. The Partnership’s investment in the Itajai FPSO unit is accounted for using the equity method.

The purchase price was based on an estimate of the fully built-up cost of the Itajai FPSO unit, including certain outstanding contractual items. During the second quarter of 2014, the joint venture received in connection with the resolution of these contractual items, an aggregate of $6.1 million in reimbursements from the charterer and insurer, which was originally deducted from the Partnership’s purchase price of the Itajai FPSO unit. As a result of these reimbursements, this amount was remitted to Teekay Corporation.

h)

The long-term bareboat contracts relating to two conventional tankers of the Partnership with a joint venture in which Teekay Corporation has a 50% interest were novated under the same terms to a subsidiary of Teekay Corporation in January 2014 and March 2014, respectively. The excess of the contractual rates over the market rates at the time of the novation was $1.0 million for 2014, and is accounted for as an equity contribution from Teekay Corporation.

i)

In December 2014, the Partnership entered into an agreement with a consortium led by Queiroz Galvão Exploração e Produção SA (or QGEP) to provide an FPSO unit for the Atlanta field located in the Santos Basin offshore Brazil. In connection with the contract with QGEP, the Partnership acquired the Petrojarl I FPSO from Teekay Corporation for a purchase price of $57 million. The purchase price was financed by means of an intercompany loan payable to a subsidiary of Teekay Corporation (see note 11k). The Petrojarl I is currently undergoing upgrades at the Damen Shipyard Group’s DSR Schiedam Shipyard in the Netherlands for an estimated cost of approximately $232 million, which includes the cost of acquiring the Petrojarl I (note 14g). The excess of the purchase price over Teekay Corporation’s carrying value of the Petrojarl I FPSO unit has been accounted for as an equity distribution to Teekay Corporation of $12.4 million.

j)

During 2014, four conventional tankers, two shuttle tankers and three FSO units of the Partnership were employed on long-term time-charter-out contracts with subsidiaries of Teekay Corporation. In 2013 and 2012, the Partnership terminated the long-term time-charter-out contracts under which three of its conventional tankers were employed with a subsidiary of Teekay Corporation. The Partnership received early termination fees from Teekay Corporation of $11.3 million and $14.7 million, respectively, which is recorded in net (loss) income from discontinued operations on the consolidated statements of income (see note 19).

k)

Teekay Corporation and its wholly-owned subsidiaries provide substantially all of the Partnership’s commercial, technical, crew training, strategic, business development and administrative service needs. In addition, the Partnership reimburses the general partner for expenses incurred by the general partner that are necessary or appropriate for the conduct of the Partnership’s business. Such related party transactions were as follows for the periods indicated:

	Year Ended December 31,
	2014	2013	2012
	$	$	$
Revenues(1)	68,172	71,905	64,166
Vessel operating expenses(2)	(39,237)	(39,820)	(44,024)
General and administrative(3)(4)	(42,396)	(29,528)	(21,184)
Interest income(5)	—	1,217	—
Interest expense(6)	(933)	(818)	(568)
Other expense(7)	—	(319)	(657)
Net income from related party transactions
from discontinued operations(8)	—	19,255	59,872

(1)

Includes revenue from long-term time-charter-out contracts and short-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation.

(2)	Includes ship management and crew training services provided by Teekay Corporation.
(3)

Includes commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and our general partner for costs incurred on the Partnership’s behalf.

(4)

Includes business development fees of $1.6 million and $2.1 million to Teekay Corporation in connection with the acquisition of ALP and the Petrojarl I, respectively, during the year ended December 31, 2014, and a $1.0 million business development fee to Teekay Corporation in connection with the acquisition of the 2010-built HiLoad Dynamic Positioning unit from Remora AS during the year ended December 31, 2013.

(5)

Interest income for the year ended December 31, 2013 relates to the interest received from Teekay Corporation and our general partner on a $150 million partial prepayment for the Voyageur Spirit. The Partnership received interest at a rate of LIBOR plus a margin of 4.25% on the prepaid funds to Teekay Corporation from February 26, 2013 until the Partnership acquired the FPSO unit on May 2, 2013.

(6)	Includes a guarantee fee related to the final bullet payment of the Piranema Spirit FPSO debt facility guaranteed by Teekay Corporation and interest expense incurred on due to affiliates balances.
(7)	Unrealized loss from the change in fair value of the Partnership’s contingent consideration liability relating to the acquisition of the Scott Spirit (see note 4a).
(8)

Related party transactions relating to six conventional tankers determined to be discontinued operations. This includes revenue from long-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including the early termination fees described above; crew training fees charged by Teekay Corporation accounted for as vessel operating expenses; and commercial, technical, strategic and business development management fees charged by Teekay Corporation.

l)

At December 31, 2014, due from affiliates totaled $44.2 million (December 31, 2013 - $15.2 million) and due to affiliates totaled $108.9 million (December 31, 2013 - $121.9 million). Due to and from affiliates are generally non-interest bearing and unsecured and are expected to be settled within the next fiscal year in the normal course of operations. Included in the due to affiliates balance is a loan from Teekay Corporation of $51 million used to finance the purchase of the Petrojarl I FPSO unit (see note 11i), which is interest bearing at 6.5% and is expected to be settled during 2015.